UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 26, 2024
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.                                                             ☐

Item 1.01. Entry Into A Material Definitive Agreement

As previously reported, on August 29, 2023, 3M Company (“3M” or the “Company”) and 3M’s wholly-owned subsidiary Aearo Technologies LLC (together with certain of its related entities, the “Aearo Entities”) entered into a settlement arrangement (the “Settlement”) in connection with the litigation and alleged claims involving the Combat Arms Earplugs (“CAE”) sold or manufactured by the Aearo Entities and/or 3M. On January 26, 2024, 3M and the Aearo Entities entered into an amendment (the “Amendment”) to the settlement arrangement pursuant to which 3M has irrevocably elected to pay cash for the $1 billion in payments that, under the Settlement, could have been paid either in cash or in stock at its sole discretion. The Amendment also sets forth certain revised time periods for payments, assuming satisfaction of the 98% participation threshold as contemplated under the Settlement. Except as amended, the terms of the Settlement remain unchanged.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the master settlement agreements, copies of which were filed as Exhibits 10.1, 10.2 and 10.3 to the Current Report on Form 8-K filed by 3M on August 29, 2023 and of the Amendment, a copy of which is filed as Exhibit 10.1 hereto, each of which is incorporated by reference herein.

Item 8.01. Other Events.

On January 29, 2024, 3M issued a press release (filed as Exhibit 99.1 hereto and incorporated herein by reference), providing an update on the Settlement, including the election of 3M to pay cash in lieu of stock for the $1 billion in payments that, under the Settlement, could have been paid either in cash or in stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1
Amendment, dated January 26, 2024, to Combat Arms Settlement Agreement dated August 29, 2023, by and between (1) 3M Company and Aearo Technologies, LLC; and (2) the named Plaintiff’s Leadership In re Combat Arms Earplug Products Liability Litigation, MDL No. 2885, U.S.D.C. for the Northern District of Florida; and (3) the named Plaintiffs’ Leadership in the Minnesota coordinated state court action pending in the 4th Judicial District, County of Hennepin, Minnesota, File No. 27-CV-19916

99.1	Press release, dated as of January 29, 2024, of 3M Company.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai
Vice President, Associate General Counsel & Secretary
Dated: January 29, 2024